Exhibit 99.2

Docket #1419 Date Filed: 3/11/2010

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: EBHI Holdings, Inc.
Debtor

Case No. : 09-12099
Reporting Period: Jan 31 - Feb 27, 2010

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	No	Note 1	
Bank Reconciliation	MOR-1a	Yes		
Schedule of Professional Fees Paid	MOR-1b	No	Note 2	
Copies of bank statements		No	Note 2	
Cash disbursements journals		No	Note 2	
Statement of Operations	MOR-2	Yes		
Balance Sheet	MOR-3	Yes		
Status of Post-Petition Taxes	MOR-4	No	Note 2	
Copies of IRS Form 6123 or payment receipt		No	Note 2	
Copies of tax returns filed during reporting period		No	Note 2	
Summary of Unpaid Post-Petition Debts	MOR-4	No	Note 2	
Listing of aged accounts payable	MOR-4	No	Note 2	
Accounts Receivable Reconciliation and Aging	MOR-5	No	Note 2	
Debtor Questionnaire	MOR-5	Yes		

Notes:

(1) Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Amargosa, Inc. Monthly Operating Report.

(2) Requested information is not applicable to reporting entity.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

[signature]
Signature of Authorized Individual*

3/11/10
Date

Brent I. Kugman
Printed Name of Authorized Individual

Chief Restructuring Officer
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

0982099100311000000000012

In re: EBHI Holdings, Inc. Debtor

Case No.: 09-12099

Reporting Period: Jan 31 - Feb 27, 2010

FOOTNOTES

The information and data included in this report are derived from sources available to EBHI Holdings, Inc. (the “Company”) and its subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

This MOR is not prepared in accordance with generally accepted accounting principles (GAAP).

The financial statements and supporting figures included herein are unaudited, have not been reviewed or examined by independent accountants and are based on certain estimates that if not achieved may adversely impact future results.

Reflected in this report is the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings LLC (“Buyer”). Final adjustments to the purchase price were recorded in this report.

Intercompany balances do not include the segregation of pre- and post-petition obligations and accrued interest on post-petition amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a charge recorded under Reorganization Items to adjust debt balances to estimated allowed claim amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a gain recorded under Reorganization Items related to eliminating remaining deferred rent and unfavorable lease obligations as Buyer is responsible for all cost and expenses incurred under leases until the Designation Deadline. Under the asset purchase agreement, all leases will either be assumed by the Buyer or otherwise will be rejected by the Debtors.

Adjustments to net obligations related to employee benefit and pension plans have not been evaluated.

The Statement of Operations included in Form MOR-2 does not include amounts related to SFAS No. 123(R), Share-Based Payment.

Adjustments to gross deferred tax assets or deferred tax liabilities, tax receivables, tax payables, tax reserves and any tax effect of the August 3, 2009 sale of substantially all the assets of the Debtors to the Buyer continue to be evaluated.

In re: EBHI Holdings, Inc.
Debtor

Case No. : 09-12099
Reporting Period: Jan 31 - Feb 27, 2010

MOR-1A: BANK RECONCILIATIONS

BANK NAME	Account Description	Account Number	Balance
LaSalle Global Trust Services (1)	Segregated Deposit Account Escrow	XX3248	$ -
LaSalle Global Trust Services (1)	Resolved Cure Escrow	XX3273	-
LaSalle Global Trust Services (1)	Unresolved Cure Escrow	XX3275	-
LaSalle Global Trust Services (1)	Partially Paid Cure Escrow	XX3274	-
LaSalle Global Trust Services (1)	Lease Cure Escrow	XX3272	1,920,925
LaSalle Global Trust Services (1)	Working Capital Escrow	XX3276	-
LaSalle Global Trust Services (1)	Carve Out Escrow	XX3277	4,804,435

(1) Amount is included in Prepaid Expenses on MOR - 3: Balance Sheet.

I attest that each of the Debtors' corporate bank accounts is reconciled to monthly bank statements. The Company's standard practice is to ensure that each corporate bank account is reconciled to monthly bank statements for each calendar month within 30 days after month end. See attached listing of each of the Debtors' bank accounts and the book balance of the account as of the end of the fiscal month covered by this report

Authorized Representative

Brent I. Kugman
Printed Name of Authorized Representative

In re: EBHI Holdings, Inc. Debtor

Case No.: 09-12099

Reporting Period: Jan 31 - Feb 27, 2010

MOR-2: STATEMENT OF OPERATIONS

REVENUES

Current Month Cumulative Filing to Date

Net Revenue $ -

OPERATING EXPENSES -

Cost of Goods Sold, Including Buying and Occupancy -

Selling, General and Administrative Expenses -

Operating Income -

OTHER INCOME AND EXPENSES

Interest Expense - (321,190)

Other Income (Expense), Net -

Net Profit (Loss) Before Reorganization Items - 321,190

REORGANIZATION ITEMS

Professional Fees -

U. S. Trustee Quarterly Fees -

Estimated Claims Adjustments - 52,575,585

Interest Earned on Accumulated Cash from Chapter 11 -

Loss / (Gain) from Sale of Equipment – (3,070,611)

Other Reorganization Expenses -

Total Reorganization Expenses - 49,504,974

Income Taxes -

Net Profit (Loss) $ - $ (49,183,784)

In re: EBHI Holdings, Inc. Debtor

Case No. : 09-12099

Reporting Period: Jan 31 - Feb 27, 2010

MOR-3: BALANCE SHEET

ASSETS

CURRENT ASSETS BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

Unrestricted Cash and Equivalents $ - $ -

Accounts Receivable (Net) -

Inventories -

Prepaid Expenses 6,725,360 -

Professional Retainers -

TOTAL CURRENT ASSETS 6,725,360 -

PROPERTY AND EQUIPMENT

Property and Equipment - 1,459,000

OTHER ASSETS

Other Assets (see attached schedule) 213,773,164 215,160,000

TOTAL OTHER ASSETS 213,773,164 215,160,000

TOTAL ASSETS $ 220,498,524 $ 216,619,000

LIABILITIES AND OWNER EQUITY

LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition) BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

Accounts Payable $ -

Taxes Payable -

Wages Payable -

Rent / Leases - Building/Equipment -

Professional Fees -

Secured Debt / Adequate Protection Payments -

Other Post-Petition Liabilities -

TOTAL POST-PETITION LIABILITIES -

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)

Secured Debt / Adequate Protection Payments -

Priority Debt 75,000,000 22,424,000

Unsecured Debt 1,260,778 451,000

TOTAL PRE-PETITI0N LIABILITIES 76,260,778 22,875,000

TOTAL LIABILITIES 76,260,778 22,875,000

OWNER EQUITY

Capital Stock 308,522 309,000

Additional Paid-In Capital 632,393,873 632,394,000

Retained Earnings - Pre-Petition (438,959,235) (438,959,000)

Retained Earnings - Post-Petition (49,505,414) -

NET OWNER EQUITY 144,237,746 193,744,000

TOTAL LIABILITIES AND OWNERS’ EQUITY $ 220,498,524 $ 216,619,000

In re: EBHI Holdings, Inc. Debtor

Case No. : 09-12099

Reporting Period: Jan 31 - Feb 27, 2010

MOR-3: BALANCE SHEET

(Continuation Sheet)

ASSETS OTHER CURRENT ASSETS BOOK VALUE AT END

OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE

OTHER ASSETS

Intercompany receivables from affiliates $ 213,173,164 $ 214,560,000

Investment in subsidiaries 600,000 600,000

213,773,164 215,160,000

LIABILITIES AND OWNER EQUITY

OTHER POST-PETITION LIABILITIES BOOK VALUE AT END

OF CURRENT

REPORTING MONTH BOOK VALUE ON

PETITION DATE

In re: EBHI Holdings, Inc. Debtor

Case No.: 09-12099

Reporting Period: Jan 31 - Feb 27, 2010

MOR-5: DEBTOR QUESTIONNAIRE

Yes No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below. X

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below. X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below. X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3. X

Docket # 1420 Date Filed 3/11/2010

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE

In re: Amargosa, Inc. Debtor

Case No.: 09-12100

Reporting Period: Jan 31 - Feb 27, 2010

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS Form No. Document Attached Explanation

Attached Affidavit / Supplement Attached

Schedule of Cash Receipts and Disbursements MOR-1 Yes

Bank Reconciliation MOR-1a Yes

Schedule of Professional Fees Paid MOR-1b No Note 1

Copies of bank statements No Note 2

Cash disbursements journals No Note 2

Statement of Operations MOR-2 Yes

Balance Sheet MOR-3 Yes

Status of Post-Petition Taxes MOR-4 Yes MOR-4a & 4b

Copies of IRS Form 6123 or payment receipt No Note 2

Copies of tax returns filed during reporting period No Note 2

Summary of Unpaid Post-Petition Debts MOR-4 Yes

Listing of aged accounts payable MOR-4 No Note 2

Accounts Receivable Reconciliation and Aging MOR-5 No Note 1

Debtor Questionnaire MOR-5 Yes

Notes:

(1) Requested information is not applicable to reporting entity.

(2) Due to system constraints and/or the volume of records, UST has agreed to waive requirement to provide requested information.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

[GRAPHICS APPEARS HERE]

Signature of Authorized Individual*

Brent I. Kugman

Printed Name of Authorized Individual

3/11/10

Date

Chief Restructuring Officer

Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Amargosa, Inc. Debtor

Case No.: 09-12100

Reporting Period: Jan 31 - Feb 27, 2010

FOOTNOTES

The information and data included in this report are derived from sources available to EBHI Holdings, Inc. (the “Company”) and its subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

This MOR is not prepared in accordance with generally accepted accounting principles (GAAP).

The financial statements and supporting figures included herein are unaudited, have not been reviewed or examined by independent accountants and are based on certain estimates that if not achieved may adversely impact future results.

Reflected in this report is the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings LLC (“Buyer”). Final adjustments to the purchase price were recorded in this report.

Intercompany balances do not include the segregation of pre- and post-petition obligations and accrued interest on post-petition amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a charge recorded under Reorganization Items to adjust debt balances to estimated allowed claim amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a gain recorded under Reorganization Items related to eliminating remaining deferred rent and unfavorable lease obligations as Buyer is responsible for all cost and expenses incurred under leases until the Designation Deadline. Under the asset purchase agreement, all leases will either be assumed by the Buyer or otherwise will be rejected by the Debtors.

Adjustments to net obligations related to employee benefit and pension plans have not been evaluated.

The Statement of Operations included in Form MOR-2 does not include amounts related to SFAS No. 123(R), Share-Based Payment.

Adjustments to gross deferred tax assets or deferred tax liabilities, tax receivables, tax payables, tax reserves and any tax effect of the August 3, 2009 sale of substantially all the assets of the Debtors to the Buyer continue to be evaluated.

In re: Amargosa, Inc.
Debtor

Case No. : 09-12100
Reporting Period: Jan 31 - Feb 27, 2010

MOR-1: CONSOLIDATED SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	CURRENT MONTH		CUMULATIVE FILING TO DATE	
	ACTUAL	PROJECTED(2)	ACTUAL	PROJECTED(2)
BEGINNING CASH	$ 12,933,128	$ -	$ 3,677,900	$ -
RECEIPTS				
CASH SALES	-	-	107,137,714	-
LOANS AND ADVANCES (1)	-	-	(5,337,303)	-
CLOSING DAY FUNDS	-	-	39,664,379	-
LCs RELEASED	-	-	1,320,771	-
CLOSING DAY ESCROWS	1,789,224	-	24,255,945	-
TAX REFUNDS	16,724	-	1,617,478	-
PREPAID INSURANCE - UNEARNED PREMIUMS	24,466	-	412,992	-
UTILITY DEPOSIT ADEQUATE ASSURANCE	3,299	-	707,072	-
OTHER ESCROWS	-	-	983,069	-
OTHER MISC	53	-	38,874	-
TOTAL RECEIPTS	1,833,766	-	170,800,992	-
DISBURSEMENTS				
PAYROLL & BENEFITS	-	-	33,252,996	-
MERCHANDISE PAYMENTS	-	-	25,674,185	-
RENT & OCCUPANCY	-	-	16,026,836	-
OTHER OPERATING	-	-	20,860,757	-
CAPITAL EXPENDITURES	-	-	1,256,383	-
TAXES	(6,136)	-	3,339,009	-
CASH SWEEP FROM ASSET SALE	-	-	720,063	-
PROFESSIONAL FEES	340,688	-	5,175,921	-
FINANCING COSTS	-	-	2,961,830	-
UTILITY DEPOSITS	-	-	724,098	-
CONTRIBUTION TO CLOSING DAY ESCROWS	-	-	4,613,180	
OTHER NON-ORDINARY COURSE	-	-	8,531,613	-
BANKING, ESCROW & OTHER MISC EXPENSES	271,668	-	407,270	
WORKERS COMP & BENEFIT WIND-DOWN EXPENSE	56,193	-	84,170	
TERM LENDER DISTRIBUTION	2,799,882	-	33,536,579	
RESOLVED CURE ESCROW	-	-	1,960,111	-
UNRESOLVED CURE ESCROW	6,956	-	1,290,853	-
PARTIALLY PAID CURE ESCROW	-	-	587,793	-
LEASE CURE ESCROW	36,611	-	770,529	-
WORKING CAPITAL ESCROW	719,115	-	724,615	-
CARVE-OUT ESCROW	328,843	-	8,191,215	-
CHANGE IN FLOAT	97,057	-	(6,327,129)	-
TOTAL DISBURSEMENTS	4,650,877	-	164,362,876	-
NET CASH FLOW	(2,817,112)	-	6,438,116	-
ENDING CASH (3)	$ 10,116,016	$ -	$ 10,116,016	$ -

Notes:

(1) Loans and Advances are net of any revolver pay downs.
(2) Previously provided projections are no longer relevant for comparison purposes given the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings, LLC.
(3) Cash balances exclude amounts related to VEBA Trust and any amounts held in escrow.

In re: Amargosa, Inc. Case No.: 09-12100

Debtor Reporting Period: Jan 31 - Feb 27, 2010

MOR-1A: BANK RECONCILIATIONS

BANK NAME Account Description Account

Number Balance

Bank of America ex-Photo Shoot (Check Disbursements) XXXXXX0685 $–

Bank of America APA Account (Wire/Check Disbursements) XXXXXX6550 56,220

Bank of America Estate Funds Account XXXXXX7561 Closed

Bank of America Segregated Deposit Account XXXXXX3642 1,942,385

Bank of America Estate Settlement Account XXXXXX5378 8,117,411

Citibank (1) CIGNA VEBA Imprest XXXX8273 164,027

JP Morgan Chase Bank (1) UHG Benefits Disbursement (VEBA) XXXXX1970 72,131

LaSalle Global Trust Services Expeditors Escrow Account XX0679 Closed

(1) VEBA related imprest cash accounts exluded from balance sheet.

I attest that each of the Debtors’ corporate bank accounts is reconciled to monthly bank statements. The Company’s standard practice is to ensure that each corporate bank account is reconciled to monthly bank statements for each calendar month within 30 days after month end. See attached listing of each of the Debtors’ bank accounts and the book balance of the account as of the end of the fiscal month covered by this report

[GRAPHICS APPEARS HERE] Authorized Representative Brent I. Kugman Printed Name of Authorized Representative

In re: Amargosa, Inc. Case No.: 09-12100

Debtor Reporting Period: Jan 31—Feb 27, 2010

MOR-2: STATEMENT OF OPERATIONS

REVENUES Current

Month Cummulative

Filing to Date

Net Revenue $ $ 88,019,452

OPERATING EXPENSES

Cost of Goods Sold, Including Buying and Occupancy — 60,701,573

Selling, General and Administrative Expenses 295,245 38,471,761

Operating Income (295,245) (11,153,882)

OTHER INCOME AND EXPENSES

Interest Expense – 7,161,573

Other Income (Expense), Net (see attached schedule) — 63,966

Net Profit (Loss) Before Reorganization Items (295,245) (18,251,489)

REORGANIZATION ITEMS

Professional Fees 977,500 15,338,285

U. S. Trustee Quarterly Fees 12,500 125,925

Estimated Claims Adjustments 35,953 19,186,201

Interest Earned on Accumulated Cash from Chapter 11 — —

Loss / (Gain) from Sale of Equipment – 51,713,753

Other Reorganization Expenses – 4,695,817

Total Reorganization Expenses 1,025,953 91,059,981

Income Taxes (40,622) 1,818,187

Net Profit (Loss) $ (1,280,576) $ (111,129,657)

In re: Amargosa, Inc. Case No.: 09-12100

Debtor Reporting Period: Jan 31 - Feb 27, 2010

MOR-2: STATEMENT OF OPERATIONS

(Continuation Sheet)

BREAKDOWN OF “OTHER” CATEGORY Current Month Cumulative Filing to Date

Other Income

Equity in (earnings) of foreign joint ventures $ - $ 208,264

Investment income - 109

Bank Fee - (135,435)

$ - $ 72,938

In re: Amargosa, Inc.
Debtor

Case No. : 09-12100
Reporting Period: Jan 31 - Feb 27, 2010

MOR-3: BALANCE SHEET

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS		
Unrestricted Cash and Equivalents (1)	$ 9,994,028	$ 8,720,000
Accounts Receivable (Net)	-	18,546,000
Inventories	-	108,368,000
Prepaid Expenses	4,677,619	14,676,000
Professional Retainers	197,204	1,641,000
TOTAL CURRENT ASSETS	14,868,851	151,951,000
PROPERTY AND EQUIPMENT		
Property and Equipment	-	93,385,000
OTHER ASSETS		
Other Assets (see attached schedule)	20,070,062	195,614,000
TOTAL OTHER ASSETS	20,070,062	195,614,000
TOTAL ASSETS	$ 34,938,913	$ 440,950,000

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)		
Accounts Payable	$ -	$ 1,195,000
Taxes Payable	268,277	4,347,574
Wages Payable	820,231	8,066,000
Rent / Leases - Building/Equipment	-	39,058,000
Professional Fees	3,413,450	-
Secured Debt / Adequate Protection Payments	-	41,411,000
Other Post-Petition Liabilities (see attached schedule)	532,583,228	572,709,426
TOTAL POST-PETITION LIABILITIES	537,085,185	666,787,000
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)		
Secured Debt / Adequate Protection Payments	29,360,782	177,238,000
Priority Debt	-	-
Unsecured Debt	36,310,340	53,727,000
TOTAL PRE-PETITION LIABILITIES	65,671,121	230,965,000
TOTAL LIABILITIES	602,756,306	897,752,000
OWNER EQUITY		
Capital Stock	500,000	500,000
Retained Earnings - Pre-Petition	(448,395,266)	(448,396,000)
Retained Earnings - Post-Petition	(111,129,654)	-
Adjustments to Owner Equity (see attached schedule)	(8,792,474)	(8,906,000)
NET OWNER EQUITY	(567,817,393)	(456,802,000)
TOTAL LIABILITIES AND OWNERS' EQUITY	$ 34,938,913	$ 440,950,000
	-	-

(1) Cash balances exlude amounts related to VEBA Trust and any amounts held in escrow.

In re: Amargosa, Inc. Case No.: 09-12100

Debtor Reporting Period: Jan 31-Feb 27, 2010

MOR-3: BALANCE SHEET

(Continuation Sheet)

ASSETS

OTHER CURRENT ASSETS BOOK VALUE AT END

OF CURRENT

REPORTING MONTH BOOK VALUE ON PETITION DATE

OTHER ASSETS

Goodwill $- $ 43,175,000

Trademarks 105,110,000

Licensing agreements - 11,667,000

Investment in subsidiaries 20,070,062 20,070,000

Investment in foreign joint venture (EB Japan) - 7,131,000

Deferred financing fees - 2,636,000

Capitalized software - 5,825,000

20,070,062 195,614,000

LIABILITIES AND OWNER EQUITY

OTHER POST-PETITION LIABILITIES BOOK VALUE AT END

OF CURRENT

REPORTING MONTH BOOK VALUE ON PETITION DATE

Bank overdraft $- $ 3,252,000

Deferred tax liabilities (current & non-current) - 41,375,000

Intercompany payables to affiliates 528,853,799 508,742,000

Sales, payroll and business taxes - 425,426

Allowance for sales returns – 6,015,000

Gift certificates & deferred revenues - 3,183,000

Other accrued expenses 426,354 6,414,000

Non-current post-retirement liabilities 3,303,075 3,303,000

Purchase Price Adjustment Accrual

532,583,228 572,705,426

ADJUSTMENTS TO OWNER EQUITY

OCI - Foreign currency translation adjustments and other post retirment $ (8,792,474) $ (8,906,000)

In re: Amargosa, Inc. Case No.: 09-12100

Debtor Reporting Period: Jan 31-Feb 27,2010

MOR-4: STATUS OF POST-PETITION TAXES

FEDERAL Beginning

Tax

Liability Amount withheld or Accured Amount

Paid Date Paid Check or EFT Ending

Tax

Liability

Withholding $- $- $- N/A N/A $-

FICA-Employee - - - N/A N/A

FICA-Employer N/A N/A

Unemployment N/A N/A

Income tax N/A N/A

Total Federal Taxes $- $- $- $-

STATE AND LOCAL

Withholding $ $ 7,115 $ (4,115) Various EFT 3,000

Sales & Use N/A N/A

Excise 70 (70) Various Check

Unemployment N/A N/A

Real Property 46,618 N/A N/A 46,618

Personal Property 103,402 (19,879) Various Check 83,522

Income & Franchise tax 135,137 N/A N/A 135,137

Total State and Local Taxes $ 285,156 $ 7,185 $ (24,064) $ 268,277

Sales and use tax returns have been filed in accordance with the Company’s tax payment schedule (See attached Schedule MOR4 -B.) Any payments remitted have been incorporated into the Schedule of Cash Receipts and Disbursements at MOR-1.

Adjustments to Amounts Withheld or Accrued include liabilities assumed and/or paid by the Buyer.

Brent I. Kugman

Authorized Representative Printed Name of Authorized Representative

MOR-4: SUMMARY OF UNPAID POST-PETITION DEBTS

Current 0-30 31-60 61-90 Over 90 Total

Taxes Payable 268,277 268,277

Professional Fees 3,413,450 3,413,450

Non-current post-retirement liabilities 3,303,075 3,303,075

Intercompany payables to affiliates 528,853,799 528,853,799

Other accrued expenses 426,354 426,354

Wages payable 820,231 820,231

Purchase Price Adjustment Accrual (1)

Total Post-Petition Debts $ 537,085,185 $- $- $- $- $- 537,085,185

NUMBER OF DAYS PAST DUE

In re: Amargosa, Inc.
Debtor

Case No. : 09-12100
Reporting Period: Jan 31 - Feb 27, 2010

MOR 4A: VERIFICATION OF TAX PAYMENTS

	Vendor Name	Amount Paid	Payment Date	EFT/Check
PERSONAL PROPERTY TAX				
Personal Property Tax	Douglas County Treasurer	327	2/2/2010	Check
Personal Property Tax	Douglas County Treasurer	2,787	2/2/2010	Check
Personal Property Tax	Jefferson County Treasurer	1,259	2/3/2010	Check
Personal Property Tax	Arapahoe County Treasurer	1,240	2/3/2010	Check
Personal Property Tax	El Paso County Treasurer	741	2/3/2010	Check
Personal Property Tax	Arapahoe County Treasurer	1,464	2/3/2010	Check
Personal Property Tax	City Of South Portland	26	2/3/2010	Check
Personal Property Tax	City Of Westland	27	2/3/2010	Check
Personal Property Tax	City Of Kentwood	16	2/3/2010	Check
Personal Property Tax	City Of Troy Treasurer	169	2/3/2010	Check
Personal Property Tax	City Of Novi	37	2/3/2010	Check
Personal Property Tax	City Of Livonia	919	2/3/2010	Check
Personal Property Tax	Howell Township	18	2/3/2010	Check
Personal Property Tax	Holland Charter Township	35	2/3/2010	Check
Personal Property Tax	City Of Portage	30	2/3/2010	Check
Personal Property Tax	City Of Grandville	7	2/3/2010	Check
Personal Property Tax	City Of Rochester Hills	62	2/3/2010	Check
Personal Property Tax	City Of Germantown	184	2/3/2010	Check
Personal Property Tax	Knox County Trustee	254	2/3/2010	Check
Personal Property Tax	Larimer County Treasurer	1,545	2/10/2010	Check
Personal Property Tax	City & County Of Broomfield	1,198	2/10/2010	Check
Personal Property Tax	Adams County Treasurer	1,332	2/10/2010	Check
Personal Property Tax	City Of Hendersonville	176	2/10/2010	Check
Personal Property Tax	Sevier County Trustee	115	2/10/2010	Check
Personal Property Tax	Sumner County Trustee	549	2/10/2010	Check
Personal Property Tax	Washoe County Treasurer	115	2/10/2010	Check
Personal Property Tax	Boulder County Treasurer	834	2/10/2010	Check
Personal Property Tax	City & County Of Denver	942	2/10/2010	Check
Personal Property Tax	City & County Of Denver	1,403	2/10/2010	Check
Personal Property Tax	Wilson County Clerk	172	2/10/2010	Check
Personal Property Tax	Lebanon Finance	20	2/10/2010	Check
Personal Property Tax	City Of Sevierville	23	2/10/2010	Check
Personal Property Tax	Hamilton County Trustee	654	2/18/2010	Check
Personal Property Tax	Chattanooga City Treasurer	459	2/18/2010	Check
Personal Property Tax	Williamson County Trustee	159	2/18/2010	Check
Personal Property Tax	City Of Franklin	22	2/18/2010	Check
Personal Property Tax	Sevier County Trustee	42	2/18/2010	Check
Personal Property Tax	City Of Knoxville	265	2/18/2010	Check
Personal Property Tax	Town Of Collierville	221	2/18/2010	Check
Personal Property Tax	City Of Augusta	28	2/18/2010	Check
Personal Property Tax	City Of Pigeon Forge	4	2/18/2010	Check
Total Personal Property Tax		$ 19,879		
STATE AND LOCAL				
Withholding	Ceridien Payroll Trust	709	2/17/2010	EFT
Withholding	Ceridien Payroll Trust	3,406	2/19/2010	EFT
Total State and Local Emplyment Tax		$ 4,115		
EXCISE TAX				
Excise Tax	Tennessee Secretary of State	20	2/18/2010	Check
Excise Tax	Secretary of State (Rhode Island)	50	2/18/2010	Check
Total Excise Tax		$ 70

In re: Amargosa, Inc.
Debtor

Case No. : 09-12100
Reporting Period: Jan 31 - Feb 27, 2010

MOR 4B: SUMMARY OF TAX RETURNS FILED DURING REPORTING PERIOD

TAXING AUTHORITY	State	Type of Tax	Due Date
City of Ann Arbor	MI	Property Tax	02/15/10
City of Auburn Hills	MI	Property Tax	02/15/10
Birch Run Township	MI	Property Tax	02/15/10
Clinton & Macomb Township's - Macomb County	MI	Property Tax	02/15/10
City of Grandville	MI	Property Tax	02/15/10
City of Holland	MI	Property Tax	02/15/10
City of Howell	MI	Property Tax	02/15/10
City of Kentwood	MI	Property Tax	02/15/10
City of Livonia	MI	Property Tax	02/15/10
City of Novi	MI	Property Tax	02/15/10
City of Portage	MI	Property Tax	02/15/10
City of Roanoke	VA	Property Tax	02/15/10
City of Rochester Hills	MI	Property Tax	02/15/10
City of Troy	MI	Property Tax	02/15/10
City of West Branch	MI	Property Tax	02/15/10
City of Bernalillo - 1	NM	Property Tax	02/15/10
City of Bernalillo - 2	NM	Property Tax	02/15/10
The City of Santa Fe	NM	Property Tax	02/15/10
Clackamas County	OR	Property Tax	02/15/10
Clatsop County	OR	Property Tax	02/15/10
Deschutes County	OR	Property Tax	02/15/10
Jackson County	OR	Property Tax	02/15/10
Lincoln County	OR	Property Tax	02/15/10
Marion County	OR	Property Tax	02/15/10
Multnomah County - 1	OR	Property Tax	02/15/10
Multnomah County - 2	OR	Property Tax	02/15/10
Multnomah County - 3	OR	Property Tax	02/15/10
Multnomah County - 4	OR	Property Tax	02/15/10
Washington County	OR	Property Tax	02/15/10
Town of Barnstable	MA	Property Tax	02/15/10
City of Boston	MA	Property Tax	02/15/10
Town of Burlington	MA	Property Tax	02/15/10
Town of Lee	MA	Property Tax	02/15/10
Town of Wrentham	MA	Property Tax	02/15/10
Hamilton County	TN	Property Tax	02/15/10
Knox County	TN	Property Tax	02/15/10
Sevier County - 1	TN	Property Tax	02/15/10
Sevier County - 2	TN	Property Tax	02/15/10
Shelby County - 1	TN	Property Tax	02/15/10
Shelby County - 2	TN	Property Tax	02/15/10
Sumner County	TN	Property Tax	02/15/10
Williamson County	TN	Property Tax	02/15/10
Wilson County	TN	Property Tax	02/15/10
Boone County	MO	Property Tax	02/15/10
Camden	MO	Property Tax	02/15/10
Jackson County - 1	MO	Property Tax	02/15/10
Jackson County - 2	MO	Property Tax	02/15/10
St Charles County	MO	Property Tax	02/15/10
St Louis County - 1	MO	Property Tax	02/15/10
St Louis County - 2	MO	Property Tax	02/15/10

In re: Amargosa, Inc.
Debtor

Case No. : 09-12100
Reporting Period: Jan 31 - Feb 27, 2010

MOR 4B: SUMMARY OF TAX RETURNS FILED DURING REPORTING PERIOD

TAXING AUTHORITY	State	Type of Tax	Due Date
St Louis County - 3	MO	Property Tax	02/15/10
Taney County	MO	Property Tax	02/15/10
Gwinnett County	GA	Property Tax	02/15/10
Gwinnett County	GA	Property Tax	02/15/10
City of Eau Claire	WI	Property Tax	02/15/10
City of Glendale	WI	Property Tax	02/15/10
Town of Grand Chute	WI	Property Tax	02/15/10
Village of Johnson Creek	WI	Property Tax	02/15/10
Village of Lake Delton	WI	Property Tax	02/15/10
City of Madison	WI	Property Tax	02/15/10
City of Oshkosh	WI	Property Tax	02/15/10
Village of Pleasant Prairie	WI	Property Tax	02/15/10
City of Wauwatosa	WI	Property Tax	02/15/10
Jefferson Parish	LA	Property Tax	02/15/10
Albemarle County	VA	Property Tax	02/15/10
Norfolk	VA	Property Tax	02/15/10
Henrico County	VA	Property Tax	02/15/10
Teton County	WY	Property Tax	02/15/10

In re: Amargosa, Inc. Case No.: 09-12100

Debtor Reporting Period: Jan 31-Feb 27, 2010

MOR-5: DEBTOR QUESTIONNAIRE

Yes No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below. X

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below. X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below. X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3. (1) X

Docket #1421 Date Filed: 3/11/2010

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Gobi Fulfillment Services, Inc.
Debtor

Case No. : 09-12101
Reporting Period: Jan 31 - Feb 27, 2010

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	No	Note 1	
Bank Reconciliation	MOR-1a	No	Note 2	
Schedule of Professional Fees Paid	MOR-1b	No	Note 2	
Copies of bank statements		No	Note 3	
Cash disbursements journals		No	Note 3	
Statement of Operations	MOR-2	Yes		
Balance Sheet	MOR-3	Yes		
Status of Post-Petition Taxes	MOR-4	Yes		
Copies of IRS Form 6123 or payment receipt		No	Note 3	
Copies of tax returns filed during reporting period		No	Note 3	
Summary of Unpaid Post-Petition Debts	MOR-4	Yes		
Listing of aged accounts payable	MOR-4	No	Note 3	
Accounts Receivable Reconciliation and Aging	MOR-5	No	Note 2	
Debtor Questionnaire	MOR-5	Yes		

Notes:

(1) Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Amargosa, Inc. Monthly Operating Report.

(2) Requested information is not applicable to reporting entity.

(3) Due to system constraints and/or the volume of records, UST has agreed to waive requirement to provide requested information.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized Individual*

3/11/10
Date

Brent I. Kugman
Printed Name of Authorized Individual

Chief Restructuring Officer
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

0982099100311000000000014

In re: Gobi Fulfillment Services, Inc.

Debtor

Case No.: 09-12101

Reporting Period: Jan 31 - Feb 27, 2010

FOOTNOTES

The information and data included in this report are derived from sources available to EBHI Holdings, Inc. (the “Company”) and its subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

This MOR is not prepared in accordance with generally accepted accounting principles (GAAP).

The financial statements and supporting figures included herein are unaudited, have not been reviewed or examined by independent accountants and are based on certain estimates that if not achieved may adversely impact future results.

Reflected in this report is the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings LLC (“Buyer”). Final adjustments to the purchase price were recorded in this report.

Intercompany balances do not include the segregation of pre- and post-petition obligations and accrued interest on post- petition amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a charge recorded under Reorganization Items to adjust debt balances to estimated allowed claim amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a gain recorded under Reorganization Items related to eliminating remaining deferred rent and unfavorable lease obligations as Buyer is responsible for all cost and expenses incurred under leases until the Designation Deadline. Under the asset purchase agreement, all leases will either be assumed by the Buyer or otherwise will be rejected by the Debtors.

Adjustments to net obligations related to employee benefit and pension plans have not been evaluated.

The Statement of Operations included in Form MOR-2 does not include amounts related to SFAS No. 123(R), Share-Based Payment.

Adjustments to gross deferred tax assets or deferred tax liabilities, tax receivables, tax payables, tax reserves and any tax effect of the August 3, 2009 sale of substantially all the assets of the Debtors to the Buyer continue to be evaluated.

In re: Gobi Fulfillment Services, Inc.

Debtor

Case No. : 09-12101

Reporting Period: Jan 31 - Feb 27, 2010

MOR-2: STATEMENT OF OPERATIONS

REVENUES

Net Revenue

OPERATING EXPENSES

Cost of Goods Sold, Including Buying and Occupancy

Selling, General and Administrative Expenses

Operating Income

OTHER INCOME AND EXPENSES

Interest Expense

Other Income (Expense), Net

Net Profit (Loss) Before Reorganization Items

REORGANIZATION ITEMS

Professional Fees

U. S. Trustee Quarterly Fees

Estimated Claims Adjustments

Interest Earned on Accumulated Cash from Chapter 11

Loss / (Gain) from Sale of Equipment

Other Reorganization Expenses

Total Reorganization Expenses

Income Taxes

Net Profit (Loss)

Current

Month

$ -

Cumulative

Filing to Date

$ 3,191,224

595,014

2,361,287

234,923

234,923

-

-

(1,341)

-

21,779,215

(2,275,250)

19,502,624

$(19,267,701)

In re: Gobi Fulfillment Services, Inc.
Debtor

Case No.: 09-12101
Reporting Period: Jan 31 - Feb 27, 2010

MOR-3: BALANCE SHEET

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS		
Unrestricted Cash and Equivalents	$ -	$ 598,000
Accounts Receivable (Net)	-	124,000
Inventories	-	-
Prepaid Expenses	-	540,000
Professional Retainers	-	-
TOTAL CURRENT ASSETS	-	1,262,000
PROPERTY AND EQUIPMENT		
Property and Equipment	-	51,326,000
OTHER ASSETS		
Other Assets (see attached schedule)	37,460,453	8,626,000
TOTAL OTHER ASSETS	37,460,453	8,626,000
TOTAL ASSETS	$ 37,460,453	$ 61,214,000

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)		
Accounts Payable	$ -	$ 131,000
Taxes Payable	101,058	954,000
Wages Payable	-	3,127,000
Rent / Leases - Building/Equipment	-	-
Professional Fees	-	-
Secured Debt / Adequate Protection Payments	-	-
Other Post-Petition Liabilities (see attached schedule)	146,019	499,000
TOTAL POST-PETITION LIABILITIES	247,077	4,711,000
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)		
Secured Debt / Adequate Protection Payments	-	-
Priority Debt	-	-
Unsecured Debt	222,964	246,000
TOTAL PRE-PETITION LIABILITIES	222,964	246,000
TOTAL LIABILITIES	470,041	4,957,000
OWNER EQUITY		
Capital Stock	1,000	1,000
Retained Earnings - Pre-Petition	(19,514,380)	(12,000)
Retained Earnings - Post-Petition	234,923	-
Additional Paid-In Capital	56,268,869	56,268,000
NET OWNER EQUITY	36,990,412	56,257,000
TOTAL LIABILITIES AND OWNERS' EQUITY	$ 37,460,453	$ 61,214,000

- -

In re: Gobi Fulfillment Services, Inc.

Debtor

Case No.: 09-1210 1

Reporting Period: Jan 31 - Feb 27, 2010

MOR-3: BALANCE SHEET (Continuation Sheet)

ASSETS

OTHER CURRENT ASSETS

OTHER ASSETS

Intercompany receivables from affiliates

LIABILITIES AND OWNER EQUITY

OTHER POST-PETITION LIABILITIES

Bank overdraft

Accrued expenses

BOOK VALUE AT END

OF CURRENT

REPORTING MONTH

$ 37,460,453

BOOK VALUE AT END OF CURRENT

REPORTING MONTH

$ -

146,019

146,019

BOOK VALUE ON

PETITION DATE

$ 8,626,000

BOOK VALUE ON

PETITION DATE

$ 277,000

222,000

499,000

In re: Gobi Fulfillment Services, Inc.
Debtor

Case No. : 09-12101
Reporting Period: Jan 31 - Feb 27, 2010

MOR-4: STATUS OF POST-PETITION TAXES

FEDERAL	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Withholding	$ -	$ -	$ -	N/A	N/A	$ -
FICA-Employee	-	-	-	N/A	N/A	-
FICA-Employer	-	-	-	N/A	N/A	-
Unemployment	-	-	-	N/A	N/A	-
Income tax	-	-	-	N/A	N/A	-
Savings Bond	-	-	-	N/A	N/A	-
Total Federal Taxes	$ -	$ -	$ -			$ -
STATE AND LOCAL						
Withholding	$ -	$ -	$ -	N/A	N/A	$ -
Sales & Use	-	-	-	N/A	N/A	-
Excise	-	-	-	N/A	N/A	-
Unemployment	-	-	-	N/A	N/A	-
Real Property	101,058	-	-	N/A	N/A	101,058
Personal Property	-	-	-	N/A	N/A	-
Income tax	-	-	-	N/A	N/A	-
Total State and Local Taxes	$ 101,058	$ -	$ -			$ 101,058

Sales and use tax returns have been filed in accordance with the Company's tax payment schedule (See attached Schedule MOR4 -B.) Any payments remitted have been incorporated into the Schedule of Cash Receipts and Disbursements at MOR-1.

Adjustments to Amounts Withheld or Accrued include liabilities assumed and/or paid by the Buyer.

Authorized Representative

Brent I. Kugman
Printed Name of Authorized Representative

MOR-4: SUMMARY OF UNPAID POST-PETITION DEBTS

		NUMBER OF DAYS PAST DUE				
	Current	0-30	31-60	61-90	Over 90	Total
Accrued Expenses	$ 146,019	$ -	$ -	$ -	$ -	$ 146,019
Taxes Payable	101,058	-	-	-	-	101,058
Total Post-Petition Debts	$ 247,077	$ -	$ -	$ -	$ -	$ 247,077

In re: Gobi Fulfillment Services, Inc. Debtor

Case No.: 09-12101

Reporting Period: Jan 31 - Feb 27, 2010

MOR 4A: VERIFICATION OF TAX PAYMENTS

REAL PROPERTY TAX

N/A

Total Personal Property Tax

Vendor Name

Amount Paid

$ -

Payment Date

EFT/Check

In re: Gobi Fulfillment Services, Inc.

Debtor

Case No. : 09-12101

Reporting Period: Jan 31 - Feb 27, 2010

MOR-5: DEBTOR QUESTIONNAIRE

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

Yes

x

x

No

x

x

x

Docket #1422 Date Filed: 3/11/2010

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Arabian Diversified Sales, LLC.
Debtor

Case No. : 09-12103
Reporting Period: Jan 31 - Feb 27, 2010

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	No	Note 1	
Bank Reconciliation	MOR-1a	No	Note 2	
Schedule of Professional Fees Paid	MOR-1b	No	Note 2	
Copies of bank statements		No	Note 2	
Cash disbursements journals		No	Note 2	
Statement of Operations	MOR-2	Yes		
Balance Sheet	MOR-3	Yes		
Status of Post-Petition Taxes	MOR-4	No	Note 2	
Copies of IRS Form 6123 or payment receipt		No	Note 2	
Copies of tax returns filed during reporting period		No	Note 2	
Summary of Unpaid Post-Petition Debts	MOR-4	No	Note 2	
Listing of aged accounts payable	MOR-4	No	Note 2	
Accounts Receivable Reconciliation and Aging	MOR-5	No	Note 2	
Debtor Questionnaire	MOR-5	Yes		

Notes:

(1) Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Amargosa, Inc. Monthly Operating Report.

(2) Requested information is not applicable to reporting entity.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

[signature]
Signature of Authorized Individual*

3/11/10
Date

Brent I. Kugman
Printed Name of Authorized Individual

Chief Restructuring Officer
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

0982099100311000000000015

In re: Arabian Diversified Sales, LLC.

Debtor

Case No. : 09-12103

Reporting Period: Jan 31 - Feb 27, 2010

FOOTNOTES

The information and data included in this report are derived from sources available to EBHI Holdings, Inc. (the “Company”) and its subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

This MOR is not prepared in accordance with generally accepted accounting principles (GAAP).

The financial statements and supporting figures included herein are unaudited, have not been reviewed or examined by independent accountants and are based on certain estimates that if not achieved may adversely impact future results.

Reflected in this report is the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings LLC (“Buyer”). Final adjustments to the purchase price were recorded in this report.

Intercompany balances do not include the segregation of pre- and post-petition obligations and accrued interest on post-petition amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a charge recorded under Reorganization Items to adjust debt balances to estimated allowed claim amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a gain recorded under Reorganization Items related to eliminating remaining deferred rent and unfavorable lease obligations as Buyer is responsible for all cost and expenses incurred under leases until the Designation Deadline. Under the asset purchase agreement, all leases will either be assumed by the Buyer or otherwise will be rejected by the Debtors.

Adjustments to net obligations related to employee benefit and pension plans have not been evaluated.

The Statement of Operations included in Form MOR-2 does not include amounts related to SFAS No. 123(R), Share-Based Payment.

Adjustments to gross deferred tax assets or deferred tax liabilities, tax receivables, tax payables, tax reserves and any tax effect of the August 3, 2009 sale of substantially all the assets of the Debtors to the Buyer continue to be evaluated.

In re: Arabian Diversified Sales, LLC. Debtor

Case No. : 09-12103

Reporting Period: Jan 31 - Feb 27, 2010

MOR-2: STATEMENT OF OPERATIONS

REVENUES

Net Revenue

OPERATING EXPENSES

Cost of Goods Sold, Including Buying and Occupancy

Selling, General and Administrative Expenses

Operating Income

OTHER INCOME AND EXPENSES

Interest Expense

Other Income (Expense), Net (see attached schedule)

Net Profit (Loss) Before Reorganization Items

REORGANIZATION ITEMS

Professional Fees

U. S. Trustee Quarterly Fees

Estimated Claims Adjustments

Interest Earned on Accumulated Cash from Chapter 11

Loss /(Gain) from Sale of Equipment

Other Reorganization Expenses

Total Reorganization Expenses

Income Taxes

Net Profit (Loss)

Current

Month

$ ---

-

-

-

-

-

-

-

-

-

-

-

-

$ -

Cumulative

Filing to Date

$ 1,119,562

-

193,930

925,632

-

1,003,010

1,928,642

-

20,114

-

---

20,114

-

$ 1,908,528

In re: Arabian Diversified Sales, LLC. Debtor

Case No. : 09-12103

Reporting Period: Jan 31 - Feb 27, 2010

MOR-2: STATEMENT OF OPERATIONS (Continuation Sheet)

BREAKDOWN OF “OTHER” CATEGORY

Other Income

Interest Income on Intercompany Receivable

Current

Month

$ -

Cumulative

Filing to Date

$ 1,003,010

In re: Arabian Diversified Sales, LLC.
Debtor

Case No. : 09-12103
Reporting Period: Jan 31 - Feb 27, 2010

MOR-3: BALANCE SHEET

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS		
Unrestricted Cash and Equivalents	$ -	$ (5,167)
Accounts Receivable (Net)	-	1,565,000
Inventories	-	-
Prepaid Expenses	-	-
Professional Retainers	-	-
TOTAL CURRENT ASSETS	-	1,559,833
PROPERTY AND EQUIPMENT		
Property and Equipment	-	-
OTHER ASSETS		
Other Assets (see attached schedule)	66,529,940	63,061,167
TOTAL OTHER ASSETS	66,529,940	63,061,167
TOTAL ASSETS	$ 66,529,940	$ 64,621,000

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)		
Accounts Payable	$ -	$ -
Taxes Payable	-	-
Wages Payable	-	-
Rent / Leases - Building/Equipment	-	-
Professional Fees	-	-
Secured Debt / Adequate Protection Payments	-	-
Other Post-Petition Liabilities	-	-
TOTAL POST-PETITION LIABILITIES	-	-
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)		
Secured Debt / Adequate Protection Payments	-	-
Priority Debt	-	-
Unsecured Debt	-	-
TOTAL PRE-PETITION LIABILITIES	-	-
TOTAL LIABILITIES	-	-
OWNER EQUITY		
Additional Paid-In Capital	5,247,398	5,247,000
Retained Earnings - Pre-Petition	59,374,014	59,374,000
Retained Earnings - Post-Petition	1,908,528	-
NET OWNER EQUITY	66,529,940	64,621,000
TOTAL LIABILITIES AND OWNERS' EQUITY	$ 66,529,940	$ 64,621,000

- -

In re: Arabian Diversified Sales, LLC. Debtor

Case No. : 09-12103

Reporting Period: Jan 31 - Feb 27, 2010

MOR-3: BALANCE SHEET (Continuation Sheet)

ASSETS

OTHER CURRENT ASSETS

OTHER ASSETS

Intercompany receivables from affiliates

LIABILITIES AND OWNER EQUITY OTHER POST-PETITION LIABILITIES

BOOK VALUE AT END

OF CURRENT

REPORTING MONTH

$ 66,529,940

BOOK VALUE AT END OF CURRENT

REPORTING MONTH

BOOK VALUE ON

PETITION DATE

$ 63,061,167

BOOK VALUE ON

PETITION DATE

In re: Arabian Diversified Sales, LLC.

Debtor

Case No. : 09-12103

Reporting Period: Jan 31 - Feb 27, 2010

MOR-5: DEBTOR QUESTIONNAIRE

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

Yes

X

X

No

X

X

X

Docket #1423 Date Filed: 3/11/2010

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Gibson Services, LLC.
Debtor

Case No. : 09-12104
Reporting Period: Jan 31 - Feb 27, 2010

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	No	Note 1	
Bank Reconciliation	MOR-1a	No	Note 2	
Schedule of Professional Fees Paid	MOR-1b	No	Note 2	
Copies of bank statements		No	Note 2	
Cash disbursements journals		No	Note 2	
Statement of Operations	MOR-2	Yes		
Balance Sheet	MOR-3	Yes		
Status of Post-Petition Taxes	MOR-4	No	Note 2	
Copies of IRS Form 6123 or payment receipt		No	Note 2	
Copies of tax returns filed during reporting period		No	Note 2	
Summary of Unpaid Post-Petition Debts	MOR-4	Yes		
Listing of aged accounts payable	MOR-4	No	Note 3	
Accounts Receivable Reconciliation and Aging	MOR-5	No	Note 2	
Debtor Questionnaire	MOR-5	Yes		

Notes:

(1) Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Amargosa, Inc. Monthly Operating Report.

(2) Requested information is not applicable to reporting entity.

(3) Due to system constraints and/or the volume of records, UST has agreed to waive requirement to provide requested information.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized Individual* — 3/11/10 Date

Brent I. Kugman — Printed Name of Authorized Individual

Chief Restructuring Officer — Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

0982099100311000000000016

In re: Gibson Services, LLC. Case No.: 09-12104

Debtor Reporting Period: Jan 31 - Feb 27, 2010

FOOTNOTES

The information and data included in this report are derived from sources available to EBHI Holdings, Inc. (the “Company”) and its subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

This MOR is not prepared in accordance with generally accepted accounting principles (GAAP).

The financial statements and supporting figures included herein are unaudited, have not been reviewed or examined by independent accountants and are based on certain estimates that if not achieved may adversely impact future results.

Reflected in this report is the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings LLC (“Buyer”). Final adjustments to the purchase price were recorded in this report.

Intercompany balances do not include the segregation of pre- and post-petition obligations and accrued interest on post-petition amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a charge recorded under Reorganization Items to adjust debt balances to estimated allowed claim amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a gain recorded under Reorganization Items related to eliminating remaining deferred rent and unfavorable lease obligations as Buyer is responsible for all cost and expenses incurred under leases until the Designation Deadline. Under the asset purchase agreement, all leases will either be assumed by the Buyer or otherwise will be rejected by the Debtors.

Adjustments to net obligations related to employee benefit and pension plans have not been evaluated.

The Statement of Operations included in Form MOR-2 does not include amounts related to SFAS No. 123(R), Share-Based Payment.

Adjustments to gross deferred tax assets or deferred tax liabilities, tax receivables, tax payables, tax reserves and any tax effect of the August 3, 2009 sale of substantially all the assets of the Debtors to the Buyer continue to be evaluated.

In re: Gibson Services, LLC. Case No. : 09-12104

Debtor Reporting Period: Jan 31 - Feb 27, 2010

MOR-2: STATEMENT OF OPERATIONS

REVENUES

Net Revenue

OPERATING EXPENSES

Cost of Goods Sold, Including Buying and Occupancy Selling, General and Administrative Expenses Operating Income

OTHER INCOME AND EXPENSES

Other Income (Expense), Net (see attached schedule)

Interest Expense

Net Profit (Loss) Before Reorganization Items

REORGANIZATION ITEMS

Professional Fees

U. S. Trustee Quarterly Fees

Interest Earned on Accumulated Cash from Chapter 11

Loss / (Gain) from Sale of Equipment

Other Reorganization Expenses

Total Reorganization Expenses

Income Taxes

Net Profit (Loss)

Current

Month

$ -

-

$ -

Cumulative

Filing to Date

$-

-

33,575

(33,575)

245,027

-

211,451

-

-

(12,516,082)

-

(12,516,082)

-

$12,727,533

In re: Gibson Services, LLC. Case No.: 09-12104

Debtor Reporting Period: Jan 31 - Feb 27, 2010

MOR-2: STATEMENT OF OPERATIONS

(Continuation Sheet)

BREAKDOWN OF “OTHER” CATEGORY

Other Income

Interest income on intercompany receivable

Current

Month

$ –

Cumulative

Filing to Date

$ 245,027

In re: Gibson Services, LLC.
Debtor

Case No. : 09-12104
Reporting Period: Jan 31 - Feb 27, 2010

MOR-3: BALANCE SHEET

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS		
Unrestricted Cash and Equivalents	$ -	$ -
Accounts Receivable (Net)	-	-
Inventories	-	-
Prepaid Expenses	-	-
Professional Retainers	-	-
TOTAL CURRENT ASSETS	-	-
PROPERTY AND EQUIPMENT		
Property and Equipment	-	-
OTHER ASSETS		
Other Assets (see attached schedule)	-	13,783,000
TOTAL OTHER ASSETS	-	13,783,000
TOTAL ASSETS	$ -	$ 13,783,000

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)		
Accounts Payable	$ -	$ -
Taxes Payable	-	-
Wages Payable	-	-
Rent / Leases - Building/Equipment	-	-
Professional Fees	-	-
Secured Debt / Adequate Protection Payments	-	-
Other Post-Petition Liabilities (see attached schedule)	1,707,872	28,218,000
TOTAL POST-PETITION LIABILITIES	1,707,872	28,218,000
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)		
Secured Debt / Adequate Protection Payments	-	-
Priority Debt	-	-
Unsecured Debt	-	-
TOTAL PRE-PETITION LIABILITIES	-	-
TOTAL LIABILITIES	1,707,872	28,218,000
OWNER EQUITY		
Additional Paid-In Capital	(33,671,405)	(33,671,000)
Retained Earnings - Pre-Petition	19,236,000	19,236,000
Retained Earnings - Post-Petition	12,727,533	-
NET OWNER EQUITY	(1,707,872)	(14,435,000)
TOTAL LIABILITIES AND OWNERS' EQUITY	$ (0)	$ 13,783,000

- -

In re: Gibson Services, LLC. Debtor

Case No.: 09-12104

Reporting Period: Jan 31 - Feb 27, 2010

MOR-3: BALANCE SHEET (Continuation Sheet)

ASSETS

OTHER CURRENT ASSETS

OTHER ASSETS

Intercompany receivables from affiliates

LIABILITIES AND OWNER EQUITY

OTHER POST-PETITION LIABILITIES

Intercompany payable to affiliates

BOOK VALUE AT END OF CURRENT REPORTING MONTH

$ -

BOOK VALUE AT END OF CURRENT REPORTING MONTH

$1,707,872

BOOK VALUE ON PETITION DATE

$13,783,000

BOOK VALUE ON PETITION DATE

$ -

In re: Gibson Services, LLC.

Debtor

Case No.: 09-12104

Reporting Period: Jan 31 - Feb 27, 2010

MOR-4: SUMMARY OF UNPAID POST-PETITION DEBTS

Intercompany payable to affiliates

Total Post-Petition Debts

Current 1,707,872 $1,707,872

0-30 $ -

NUMBER OF DAYS PAST DUE

31-60 $ -

61-90 $ -

Over 90 $ -

Total 1,707,872 $1,707,872

In re: Gibson Services, LLC.

Debtor

Case No.: 09-12104

Reporting Period: Jan 31 - Feb 27, 2010

MOR-5: DEBTOR QUESTIONNAIRE

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

Yes No X X X X X

Docket #1424 Date Filed: 3/11/2010

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Karakum International Development, LLC.
Debtor

Case No. : 09-12105
Reporting Period: Jan 31 - Feb 27, 2010

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	No	Note 1	
Bank Reconciliation	MOR-1a	No	Note 2	
Schedule of Professional Fees Paid	MOR-1b	No	Note 2	
Copies of bank statements		No	Note 2	
Cash disbursements journals		No	Note 2	
Statement of Operations	MOR-2	Yes		
Balance Sheet	MOR-3	Yes		
Status of Post-Petition Taxes	MOR-4	No	Note 2	
Copies of IRS Form 6123 or payment receipt		No	Note 2	
Copies of tax returns filed during reporting period		No	Note 2	
Summary of Unpaid Post-Petition Debts	MOR-4	No	Note 2	
Listing of aged accounts payable	MOR-4	No	Note 2	
Accounts Receivable Reconciliation and Aging	MOR-5	No	Note 2	
Debtor Questionnaire	MOR-5	Yes		

Notes:

(1) Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Amargosa, Inc. Monthly Operating Report.

(2) Requested information is not applicable to reporting entity.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized Individual*

3/11/10
Date

Brent I. Kugman
Printed Name of Authorized Individual

Chief Restructuring Officer
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

0982099100311000000000017

In re: Karakum International Development, LLC. Debtor

Case No.: 09-12105 Reporting Period: Jan 31 - Feb 27, 2010

FOOTNOTES

The information and data included in this report are derived from sources available to EBHI Holdings, Inc. (the “Company”) and its subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

This MOR is not prepared in accordance with generally accepted accounting principles (GAAP).

The financial statements and supporting figures included herein are unaudited, have not been reviewed or examined by independent accountants and are based on certain estimates that if not achieved may adversely impact future results.

Reflected in this report is the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings LLC (“Buyer”). Final adjustments to the purchase price were recorded in this report.

Intercompany balances do not include the segregation of pre- and post-petition obligations and accrued interest on post-petition amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a charge recorded under Reorganization Items to adjust debt balances to estimated allowed claim amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a gain recorded under Reorganization Items related to eliminating remaining deferred rent and unfavorable lease obligations as Buyer is responsible for all cost and expenses incurred under leases until the Designation Deadline. Under the asset purchase agreement, all leases will either be assumed by the Buyer or otherwise will be rejected by the Debtors.

Adjustments to net obligations related to employee benefit and pension plans have not been evaluated.

The Statement of Operations included in Form MOR-2 does not include amounts related to SFAS No. 123(R), Share-Based Payment.

Adjustments to gross deferred tax assets or deferred tax liabilities, tax receivables, tax payables, tax reserves and any tax effect of the August 3, 2009 sale of substantially all the assets of the Debtors to the Buyer continue to be evaluated.

In re: Karakum International Development, LLC. Debtor

Case No.: 09-12105 Reporting Period: Jan 31 - Feb 27, 2010

MOR-2: STATEMENT OF OPERATIONS

REVENUES

Net Revenue

OPERATING EXPENSES

Cost of Goods Sold, Including Buying and Occupancy

Selling, General and Administrative Expenses

Operating Income

OTHER INCOME AND EXPENSES

Other Income (Expense), Net (see attached schedule) Interest Expense

Net Profit (Loss) Before Reorganization Items

REORGANIZATION ITEMS

Professional Fees

U. S. Trustee Quarterly Fees

Interest Earned on Accumulated Cash from Chapter 11

Loss / (Gain) from Sale of Equipment

Other Reorganization Expenses

Total Reorganization Expenses

Income Taxes

Net Profit (Loss)

Current Month $ -

Cumulative Filing to Date

$ 919,101 47,599 871,501 710,688 1,582,190 $ 1,582,190 -

In re: Karakum International Development, LLC. Debtor

Case No.: 09-12105 Reporting Period: Jan 31 - Feb 27, 2010

MOR-2: STATEMENT OF OPERATIONS (Continuation Sheet)

BREAKDOWN OF “OTHER” CATEGORY

Other Income

Interest income on intercompany receivable

Current Month $ -

Cumulative Filing to Date $ 710,688

In re: Karakum International Development, LLC. Debtor

Case No.: 09-12105 Reporting Period: Jan 31 - Feb 27,2010

MOR-3: BALANCE SHEET

ASSETS

CURRENT ASSETS

Unrestricted Cash and Equivalents

Accounts Receivable (Net)

Inventories

Prepaid Expenses

Professional Retainers

TOTAL CURRENT ASSETS

PROPERTY AND EQUIPMENT

Property and Equipment

OTHER ASSETS

Other Assets (see attached schedule)

TOTAL OTHER ASSETS

TOTAL ASSETS

BOOK VALUE AT END OF CURRENT REPORTING MONTH

$ - 43,811,010 43,811,010 $ 43,811,010

BOOK VALUE ON PETITION DATE

$ - 1,079,000 - 1,079,000 41,150,000 41,150,000 $ 42,229,000

LIABILITIES AND OWNER EQUITY

LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)

Accounts Payable

Taxes Payable

Wages Payable

Rent / Leases - Building/Equipment

Professional Fees

Secured Debt / Adequate Protection Payments

Other Post-Petition Liabilities

TOTAL POST-PETITION LIABILITIES

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)

Secured Debt / Adequate Protection Payments

Priority Debt

Unsecured Debt

TOTAL PRE-PETITION LIABILITIES

TOTAL LIABILITIES

OWNER EQUITY

Additional Paid-In Capital

Retained Earnings - Pre-Petition

Retained Earnings - Post-Petition

NET OWNER EQUITY

TOTAL LIABILITIES AND OWNERS’ EQUITY

BOOK VALUE AT END OF CURRENT REPORTING MONTH

$ - 2,860,820 39,368,000 1,582,190 43,811,010 $ - $ 43,811,010

BOOK VALUE ON PETITION DATE $ - 2,861,000 39,368,000 - 42,229,000 $ 42,229,000

In re: Karakum International Development, LLC.

Debtor

Case No.: 09-12105

Reporting Period: Jan 31 - Feb 27, 2010

MOR-3: BALANCE SHEET

(Continuation Sheet)

ASSETS

OTHER CURRENT ASSETS

OTHER ASSETS

Intercompany receivables from affiliates

LIABILITIES AND OWNER EQUITY OTHER POST-PETITION LIABILITIES

BOOK VALUE AT END

OF CURRENT

REPORTING MONTH

$ 43,811,010

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE AT END

PETITION DATE

$ 41,150,000

BOOK VALUE ON

PETITION DATE

In re: Karakum International Development, LLC.

Debtor

Case No.: 09-12105

Reporting Period: Jan31 - Feb 27, 2010

MOR-5: DEBTOR QUESTIONNAIRE

I. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

Yes

X

X

NO

X

X

X

Docket #1425 Date Filed: 3/11/2010

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Simpson Information Technology, LLC Debtor

Case No.: 09-12106

Reporting Period: Jan 31 - Feb 27, 2010

MONTHLY OPERATING REPORT

Schedule of Cash Receipts and Disbursements

Bank Reconciliation

Schedule of Professional Fees Paid

Copies of bank statements

Cash disbursements journals

Statement of Operations

Balance Sheet

Status of Post-Petition Taxes

Copies of IRS Form 6123 or payment receipt

Copies of tax returns filed during reporting period

Summary of Unpaid Post-Petition Debts

Listing of aged accounts payable

Accounts Receivable Reconciliation and Aging

Debtor Questionnaire

Form No.

MOR-l

MOR-1a

MOR-lb

MOR-2

MOR-3

MOR-4

MOR-5

Document Attached

No

Explanation Attached

Note 1

Affidavit/Supplement Attached

Notes:

(1) Financial reporting for Simpson Information Technology, LLC is rolled up within Ainargosa, Inc. and EBHI Holdings, Inc. within the Debtors’ general ledger system and can not be readily segregated.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Sigure of Authorized Individual*

Brent I. Kugman

Printed Name of Authorized Individual

3/11/10

Date

Chief Restructuring Officer

Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Docket #1426 Date Filed: 3/11/2010

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Sandy Financial Services Acceptance Corporation Debtor

Case No. : 09-12107

Reporting Period: Jan31 - Feb 27,2010

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements

Bank Reconciliation

Schedule of Professional Fees Paid

Copies of bank statements

Cash disbursements journals

Statement of Operations

Balance Sheet

Status of Post-Petition Taxes

Copies of IRS Form 6123 or payment receipt

Copies of tax returns filed during reporting period

Summary of Unpaid Post-Petition Debts

Listing of aged accounts payable

Accounts Receivable Reconciliation and Aging

Debtor Questionnaire

Form No.

MOR-1

MOR-la

MOR-1b

•

MOR-2

MOR-3

MOR-4

•

MOR-5

Document

Attached

No

Explanation

Attached

Note 1

Affidavit /

Supplement

Attached

Notes:

(1) Sandy Financial Services Acceptance Corporation is an inactive and dormant entity with no assets or ongoing operations.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized lndividual*

Date

3/11/10

Brent I, Kugman

Printed Name of Authorized Individual

Chief Restructuring Officer Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Docket #1427 Date Filed: 3/11/2010

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Sonoran Acceptance Corporation Debtor

MONTHLY OPERATING REPORT

Case No.: 09-12108

Reporting Period: Jan 31 - Feb 27, 2010

Schedule of Cash Receipts and Disbursements

Bank Reconciliation

Schedule of Professional Fees Paid

Copies of bank statements

Cash disbursements journals

Statement of Operations

Balance Sheet

Status of Post-Petition Taxes

Copies of IRS Form 6123 or payment receipt

Copies of tax returns filed during reporting period

Summary of Unpaid Post-Petition Debts

Listing of aged accounts payable

Accounts Receivable Reconciliation and Aging

Debtor Questionnaire

REQUIRED DOCUMENTS

MOR-1

MOR-la

MOR-1b

•

MOR-2

MOR-3

MOR-4

MOR-5

Form No.

No

Yes

Document

Attached

Note 1

Note 2

Note 3

Explanation

Attached

Affidavit/

Supplement

Attached

Notes:

(1) Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Amargosa, Inc. Monthly Operating Report.

(2) Requested information is not applicable to reporting entity.

(3) Due to system constraints and/or the volume of records, UST has agreed to waive requirement to provide requested information.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized Individual*

Brent I. Kugman

Printed Name of Authorized Individual

3/11/10

Date

Chief Restructuring Officer Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Sonoran Acceptance Corporation Case No.: 09-12108

Debtor Reporting Period: Jan 31 - Feb 27, 2010

FOOTNOTES

The information and data included in this report are derived from sources available to EBHI Holdings, Inc. (the “Company”) and its subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

This MOR is not prepared in accordance with generally accepted accounting principles (GAAP).

The financial statements and supporting figures included herein are unaudited, have not been reviewed or examined by independent accountants and are based on certain estimates that if not achieved may adversely impact future results.

Reflected in this report is the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings LLC (“Buyer”). Final adjustments to the purchase price were recorded in this report.

Intercompany balances do not include the segregation of pre- and post-petition obligations and accrued interest on post- petition amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a charge recorded under Reorganization Items to adjust debt balances to estimated allowed claim amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a gain recorded under Reorganization Items related to eliminating remaining deferred rent and unfavorable lease obligations as Buyer is responsible for all cost and expenses incurred under leases until the Designation Deadline. Under the asset purchase agreement, all leases will either be assumed by the Buyer or otherwise will be rejected by the Debtors.

Adjustments to net obligations related to employee benefit and pension plans have not been evaluated.

The Statement of Operations included in Form MOR-2 does not include amounts related to SFAS No. 123(R), Share-Based Payment.

Adjustments to gross deferred tax assets or deferred tax liabilities, tax receivables, tax payables, tax reserves and any tax effect of the August 3, 2009 sale of substantially all the assets of the Debtors to the Buyer continue to be evaluated.

In re: Sonoran Acceptance Corporation Case No.: 09-12108

Debtor Reporting Period: Jan 31- Feb 27, 2010

MOR-1A: BANK RECONCILIATIONS

BANK NAME

Deutsche Bank Trust(1)

Account Description

SAC Spiegel Trust

Account:

Number

XXXXXXXX0001.

Balance

$

314,482

(1) Amount is included in Other Assets on MOR-3; Balance Sheet.

attest that each of the Debtors’ corporate bank accounts is reconciled to monthly bank statements. The Company’s standard practice is to ensure that each corporate bank account is reconciled to monthly bank statements for each calendar month within 30 days after month end. See attached listing of each of the Debtors’ bank accounts and the book balance of the account as of the end of the fiscal month covered by this report

Brent I. Kugman

Authorized Representative Printed Name of Authorized Representative

In re: Sonoran Acceptance Corporation Debtor

Case No. : 09-12108

Reporting Period: Jan 31 - Feb 27, 2010

MOR- 2: STATEMENT OF OPERATIONS

REVENUES

Net Revenue

OPERATING EXPENSES

Cost of Goods Sold, Including Buying and Occupancy

Selling, General and Administrative Expenses

Operating Income

OTHER INCOME AND EXPENSES

Other Income (Expense), Net

Interest Expense

Net Profit (Loss) Before Reorganization Items

REORGANIZATION ITEMS

Professional Fees

U. S. Trustee Quarterly Fees

Interest Earned on Accumulated Cash from Chapter 11

Loss / (Gain) from Sale of Equipment

Other Reorganization Expenses

Total Reorganization Expenses

Income Taxes

Net Profit (Loss)

Current

Month

$ -

(3)

-

(3)

$ 3

Cumulative

Filing to Date

$ - -

-

5,938

-

5,938

$

(5,938)

In re: Sonoran Acceptance Corporation Debtor

MOR-3: BALANCE SHEET

Case No. : 09-12108

Reporting Period: Jan 31 - Feb 27, 2010

ASSETS

CURRENT ASSETS

Unrestricted Cash and Equivalents

Accounts Receivable (Net)

Inventories

Prepaid Expenses

Professional Retainers

TOTAL CURRENT ASSETS

PROPERTY AND EQUIPMENT

Property and Equipment

OTHER ASSETS

Other Assets (see attached schedule)

TOTAL OTHER ASSETS

BOOK VALUE AT END OF CURRENT

REPORTING MONTH

$ -

180,881,985

$ 180,881,985

BOOK VALUE ON

PETITION DATE

$ 201,583

201,583

180,686,417

$ 180,888,000

LIABILITIES AND OWNER EQUITY

LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)

Accounts Payable

Taxes Payable

Wages Payable

Rent / Leases - Building/Equipment

Professional Fees

Secured Debt / Adequate Protection Payments

Other Post-Petition Liabilities

TOTAL POST-PETITION LIABILITIES

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)

Secured Debt / Adequate Protection Payments

Priority Debt

Unsecured Debt

TOTAL PRE-PETITION LIABILITIES TOTAL LIABILITIES

OWNER EQUITY

Capital Stock

Additional Paid-In Capital

Retained Earnings-Pre-Petition

NET OWNER EQUITY

TOTAL LIABILITIES AND OWNERS’ EQUITY

BOOK VALUE AT END OF CURRENT

REPORTING MONTH

$ -

100,000

180,787,923

(5,938)

180,881,985

$ 180,881,985

BOOK VALUE ON

PETITION DATE

100,000

180,788,000

$ 180,888,000

In re: Sonoran Acceptance Corporation

Case No. : 09-12108

Debtor

MOR-3: BALANCE SHEET (Continuation Sheet)

Reporting Period: Jan 31 - Feb 27, 2010

ASSETS

OTHER CURRENT ASSETS

OTHER ASSETS

Intercompany receivables from affiliates Deposit related to sold financing receivables

LIABILITIES AND OWNER EQUITY OTHER POST-PETITION LIABILITIES

BOOK VALUE AT END

OF CURRENT

REPORTING MONTH

$ 180,567,503

314,482

180,881,985

BOOK VALUE AT END OF CURRENT

REPORTING MONTH

BOOK VALUE ON

PETITION DATE

$ 180,366,417

320,000

180,686,417

BOOK VALUE ON

PETITION DATE

In re: Sonoran Acceptance Corporation Case No. : 09-12108

Debtor Reporting Period: Jan 31 - Feb 27, 2010

MOR-5: DEBTOR QUESTIONNAIRE

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

5. Has any bank account been opened during the reporting period? If yes, provide documentation identitying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

Yes

X

X

No

X

X

X